CORPORATE
                                                                   HIGH YIELD
                                                                   FUND, INC.

                               [GRAPHIC OMITTED]

                                                          STRATEGIC
                                                                   Performance

                                                                   Annual Report
                                                                   May 31, 2000

                         CORPORATE HIGH YIELD FUND, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

COY

                                   Corporate High Yield Fund, Inc., May 31, 2000

DEAR SHAREHOLDER

High-Yield Market Overview

During the six months ended May 31, 2000, the high-yield market suffered from a bear market psychology. Contributing factors to the malaise were interest rate pressure, a flagging stock market, weak technicals, limited liquidity and weak investment performance. The high-yield market delivered negative returns in four of the six months ended May 31, 2000, and a 1.84% loss for the period, as measured by the unmanaged benchmark CS First Boston Global High Yield Index.

To some degree, the high-yield market has reflected equity markets. The high-yield market has experienced a wide dichotomy between the haves and the have-nots that pushed up prices of selected bonds in popular sectors such as communications, while leaving bonds in most sectors to languish in both price and market interest. The high-yield market was also pressured by the March slump in Internet stocks. Investors became concerned that equity markets would not be available to fund the ongoing build-out plans of the fast-growing communications companies that have bonds outstanding in the high-yield market. The resulting price declines particularly hurt bonds of the weaker companies in the communications sector. However, more liquid issues of better-quality companies also suffered in the sell-off, as these represent easy sources of cash in a sagging market.

Beyond the communications sector, equity market volatility has focused attention on the ability of highly leveraged companies to raise needed capital. In recent years, the equity market has been a significant source of capital for high-yield companies, which tapped the equity market to fund both debt reduction and business expansion. With less access to the equity markets and increasingly conservative lending restrictions by banks, leveraged companies face greater challenges to meet corporate liquidity needs.

Although the high-yield market remains in the doldrums, we remain confident that the high-yield market represents value for those with a long-term time horizon. At 714 basis points (7.14%), the yield spread or difference between yields of US Treasury bonds and high-yield bonds remains at historically wide levels. It appears to us that investors are discounting a default rate well in excess of the current experience. As a result, investors are being paid well for the incremental risk of investing in this market. Furthermore, absolute yields are attractive, with the CS First Boston Global High Yield Index yield at 13.56%. While there is no clear near-term catalyst for improvement in the high-yield market, the eventual stabilization of interest rates should provide price support, as could more settled conditions in equity markets.

Fund Performance

For the year ended May 31, 2000, the total investment return on the Fund's Common Stock was -3.04%, based on a change in the per share net asset value from $12.12 to $10.35, and assuming reinvestment of $1.322 per share income dividends. For the six months ended May 31, 2000, total investment return for the Fund was -2.04%, based on a change in the per share net asset value from $11.30 to $10.35, and assuming reinvestment of $.647 per share income dividends. During this period, the net annualized yield of the Fund's Common Stock was 12.58%. Fund performance was weak, reflecting a sell-off in high-yield markets and emerging markets in May. Leverage also contributed to the Fund's underperformance, particularly relative to the benchmark CS First Boston Global High Yield Index. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) Several positions suffered from the market trend to severely punish earnings disappointments. Market concerns in many cases have been exacerbated by the potential for liquidity crises should banks restrict borrowing because of earnings shortfalls. We will continue to evaluate whether the value of each company exceeds market value of outstanding debt, and the likelihood of recovery in the business. In general, we have opted to hold our positions in such cases. Prices for our emerging markets holdings fell, reflecting fundamental concern about the impact of higher interest rates and unfavorable technicals as a result of hedge fund and high-yield selling pressure in that asset class.

Leverage Strategy

The Fund was on average about 24% leveraged during the six-month period ended May 31, 2000. Thus, the Fund borrowed the equivalent of 24% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. On May 31, 2000, the Fund was 24.5% leveraged, having borrowed $81.3 million at a borrowing cost of 7.3125%. Our leverage hurt performance in this period, as is typical when bond prices fall. Given our view that the high-yield market represents value over the long term, we expect to maintain leverage in a range near current levels, with moderate variations depending on market conditions.

Investment Strategy

Within the context of ongoing market illiquidity and caution among high-yield market investors, we attempted to strengthen our position in better credit-quality names, to take advantage of growth sectors in the market and to avoid credit problems in our larger holdings. We maintained overweighted positions in emerging markets, chemicals, transportation and healthcare because of our belief in the favorable long-term prospects and asset valuations in these sectors.

We continue to evaluate our positions relative to valuations throughout the market and to monitor operating trends of individual companies. To this end, we sold our positions in Cumulus Media, Inc. during the period ended May 31, 2000. While Cumulus Media's radio properties had continued to grow nicely, the bonds and preferred stock in our positions appeared fully valued relative to the risk profile of the company. This move proved correct as the bonds have since dropped significantly. For a slightly better yield, we replaced Cumulus Media with better-rated bonds of Global Crossing Holding Limited. Global Crossing is a worldwide telecommunications provider, specializing in data communications and primarily serving as a carrier's carrier. We believe growth prospects for the company are excellent given the ever-increasing demand for communications capacity and the competitive benefits of the company's state-of-the-art worldwide fiber optic network.

In better-quality securities, we added to our holdings in HMH Properties, Inc., whose bonds are rated Ba2/BB. HMH Properties owns positions in a portfolio of Marriott and Ritz Carlton hotels. We view HMH Properties as a well-managed company with relatively predictable earnings growth. We also sold at a substantial loss our holdings in AmeriServe Food Distributors, a distributor to fast food restaurants such as Burger King. The company had been unable to put an expected turnaround in place and had faced considerable liquidity constraints, while asset value diminished. Shortly after our sale, the company declared bankruptcy, and the bonds fell further.

We continue to review our communications holdings in light of equity market volatility and the potential for companies in that sector to be unable to fund their growth plans. We recognize that this sector has come under pressure because of increasing concerns about adequate funding. However, we believe that the companies represented in our Fund have favorable market positions and good track records, which represent strategic value that will attract capital. Most of the Fund's holdings are either well funded, with adequate cash holdings to fund current plans, or have solid equity sponsorship that will be able to meet any cash shortfalls.

In Conclusion

We thank you for your investment in Corporate High Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

June 23, 2000


                                     2 & 3

                                   Corporate High Yield Fund, Inc., May 31, 2000

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                      S&P     Moody's     Face
INDUSTRIES           Rating   Rating      Amount                     Corporate Bonds                                        Value
====================================================================================================================================
Aerospace &                                           L-3 Communications Corp.:
Defense--1.8%          B        B2      $1,850,000      10.375% due 5/01/2007                                            $ 1,850,000
                       B        B2       3,000,000      8.50% due 5/15/2008                                                2,700,000
                                                                                                                         -----------
                                                                                                                           4,550,000
====================================================================================================================================
Automotive--0.4%       NR*      NR*      3,000,000    Breed Technologies Inc., 9.25% due 4/15/2008 (c)                        22,500
                       BB+      Ba2      1,500,000    Federal-Mogul Corporation, 7.375% due 1/15/2006                      1,074,588
                                                                                                                         -----------
                                                                                                                           1,097,088
====================================================================================================================================
Broadcasting/Radio     BB-      Ba3      3,000,000    Antenna TV SA, 9% due 8/01/2007                                      2,640,000
& Television--1.8%     B+       B2       2,250,000    Globo Comunicacoes e Participacoes, Ltd., 10.50% due 12/20/2006(h)   1,766,250
                                                                                                                         -----------
                                                                                                                           4,406,250
====================================================================================================================================
Building               BB       Ba3      3,250,000    Building Materials Corporation, 8% due 12/01/2008                    2,693,437
Materials--1.1%
====================================================================================================================================
Cable--1.1%            B+       B2       3,250,000    Charter Communications Holdings LLC, 8.625% due 4/01/2009            2,713,750
====================================================================================================================================
Cable--                                               Australis Media Ltd. (c):
International--6.5%    D        NR*        118,416      15.75% due 5/15/2003                                                   1,184
                       D        NR*      6,922,000      15.75% due 5/15/2003 (a)                                              69,220
                       BB       B1       4,000,000    Cablevision SA, 13.75% due 5/01/2009                                 3,420,000
                       B-       B3       1,500,000    Diamond Cable Communications PLC, 13.25% due 9/30/2004               1,578,750
                       B-       B3       3,500,000    International Cabletel, Inc., 11.643%** due 2/01/2006                3,185,000
                       BB+      Ba1      1,750,000    Rogers Cablesystems Ltd., 10% due 12/01/2007 (h)                     1,767,500
                       D        Caa3     3,000,000    Supercanal Holdings SA, 11.50% due 5/15/2005 (c)(h)                  1,380,000
                       B+       B1       2,250,000    TeleWest Communications PLC, 11.001%** due 10/01/2007                2,126,250
                       B        B2       5,925,000    United Pan-Europe Communications, 13.511%** due 2/01/2010 (h)        2,621,813
                                                                                                                         -----------
                                                                                                                          16,149,717
====================================================================================================================================
Chemicals--8.1%        BBB-     Baa3     3,500,000    Equistar Chemicals LP, 8.50% due 2/15/2004                           3,399,140
                       NR*      B2       3,750,000    Huntsman Corporation, 9.50% due 7/01/2007 (h)                        3,337,500
                       B+       B3       5,000,000    Huntsman ICI Holdings, 12.381%** due 12/31/2009                      1,525,000
                       BB       Ba3      5,500,000    Lyondell Chemical Company, 9.625% due 5/01/2007                      5,321,250
                       B+       B2       2,750,000    Octel Developments PLC, 10% due 5/01/2006                            2,543,750
                                                      Sterling Chemicals Inc.:
                       BB-      B3       2,000,000      12.375% due 7/15/2006                                              2,030,000
                       B        Caa3     2,425,000      11.75% due 8/15/2006                                               1,964,250
                                                                                                                         -----------
                                                                                                                          20,120,890
====================================================================================================================================
Communications--       B+       B2       6,250,000    Orion Network Systems, Inc., 15.16%** due 1/15/2007                  2,125,000
1.9%                   B-       B3       4,250,000    Satelites Mexicanos SA, 10.125% due 11/01/2004                       2,746,562
                                                                                                                         -----------
                                                                                                                           4,871,562
====================================================================================================================================
Computer Services/     BB-      Ba3      2,750,000    Amkor Technologies Inc., 9.25% due 5/01/2006                         2,667,500
Electronics--4.8%      CCC+     Caa3     4,500,000    MCMS Inc., 9.75% due 3/01/2008                                       2,407,500
                       B        B2       2,597,000    SCG Holdings Corporation, 12% due 8/01/2009                          2,752,820
                       B        B2       4,750,000    Zilog Inc., 9.50% due 3/01/2005                                      4,132,500
                                                                                                                         -----------
                                                                                                                          11,960,320
====================================================================================================================================
Consumer Products--    B-       B2         500,000    Chattem, Inc., 8.875% due 4/01/2008                                    423,750
2.3%                   B        B3       1,500,000    Corning Consumer Products, 9.625% due 5/01/2008                      1,020,000
                       B        B3       2,500,000    Jostens Inc., 12.75% due 5/01/2010 (f)                               2,450,000
                       CCC+     Caa1     3,175,000    Syratech Corp., 11% due 4/15/2007                                    1,809,750
                                                                                                                         -----------
                                                                                                                           5,703,500
====================================================================================================================================
Diversified--1.3%      CCC+     Caa2     3,750,000    Foamex LP, 13.50% due 8/15/2005                                      3,206,250
====================================================================================================================================
Energy--3.8%           CCC-     Caa3     1,350,000    Belden & Blake Corp., 9.875% due 6/15/2007                             891,000
                       CCC      B3       3,500,000    Ocean Rig Norway AS, 10.25% due 6/01/2008                            2,900,625
                       BB-      B1       2,750,000    Tesoro Petroleum Corp., 9% due 7/01/2008                             2,585,000
                       B-       B3       2,000,000    United Refining Co., 10.75% due 6/15/2007                            1,215,000
                       CCC-     Caa3     2,350,000    Wiser Oil Company, 9.50% due 5/15/2007                               1,868,250
                                                                                                                         -----------
                                                                                                                           9,459,875
====================================================================================================================================
Entertainment--2.7%    B+       B1       1,950,000    Intrawest Corp., 9.75% due 8/15/2008                                 1,872,000
                       B-       B3       3,750,000    Premier Parks Inc., 9.75% due 6/15/2007                              3,571,875
                       B-       Caa2     3,250,000    Regal Cinemas Inc., 9.50% due 6/01/2008                              1,316,250
                                                                                                                         -----------
                                                                                                                           6,760,125
====================================================================================================================================
Financial Services--   CCC-     Caa3     4,500,000    Amresco Inc., 9.875% due 3/15/2005                                   2,115,000
5.0%                   BB       Ba3      2,750,000    Port Arthur Finance Corporation, 12.50% due 1/15/2009                2,646,875
                       BB-      Ba3      5,000,000    RBF Finance Company, 11% due 3/15/2006                               5,312,500
                       BB+      Ba3      2,500,000    Sovereign Bancorp, 10.50% due 11/15/2006                             2,462,500
                                                                                                                         -----------
                                                                                                                          12,536,875
====================================================================================================================================
Foreign Government     B+       B2       2,000,000    Republic of Brazil, 10.125% due 5/15/2027                            1,500,000
Obligations--0.6%
====================================================================================================================================


                                     4 & 5

                                   Corporate High Yield Fund, Inc., May 31, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                      S&P      Moody's    Face
INDUSTRIES           Rating    Rating     Amount                     Corporate Bonds                                        Value
====================================================================================================================================
Gaming--3.3%           D        Caa1    $6,000,000    GB Property Funding Corp., 10.875% due 1/15/2004 (c)               $ 3,780,000
                                                      Jazz Casino Co. LLC:
                       NR*      NR*      3,999,146      5.987% due 11/15/2009 (d)                                            959,795
                       NR*      NR*        210,000      Contingent Notes, due 11/15/2009 (e)                                       0
                                                      Venetian Casino/LV Sands:
                       B-       Caa1       750,000      12.25% due 11/15/2004                                                727,500
                       CCC+     Caa3     3,000,000      10% due 11/15/2005                                                 2,700,000
                                                                                                                         -----------
                                                                                                                           8,167,295
====================================================================================================================================
Health Services--      B-       B3       4,750,000    ALARIS Medical Systems, Inc., 9.75% due 12/01/2006                   3,515,000
10.4%                  BB+      Ba2      2,250,000    Columbia HCA/Healthcare Corp., 7.15% due 3/30/2004                   2,047,500
                       CCC+     B3       4,000,000    Extendicare Health Services, 9.35% due 12/15/2007                    1,480,000
                       B+       ba3        950,000    Fresenius Medical Capital Trust I, 9% due 12/01/2006                   876,375
                       B+       ba3      2,050,000    Fresenius Medical Capital Trust II, 7.875% due 2/01/2008             1,804,000
                       BB       Ba3      4,000,000    ICN Pharmaceutical Inc., 8.75% due 11/15/2008 (h)                    3,740,000
                       CCC+     B3       5,250,000    Kinetic Concepts, Inc., 9.625% due 11/01/2007                        3,911,250
                       B-       Caa1     3,375,000    Magellan Health Services, 9% due 2/15/2008                           1,181,250
                       D        C        3,500,000    Mariner Post--Acute Network, 9.50% due 11/01/2007 (c)                   30,625
                       NR*      B2       3,000,000    Quest Diagnostic Inc., 10.75% due 12/15/2006                         3,127,500
                       B+       Ba3      4,500,000    Quorum Health Group Inc., 8.75% due 11/01/2005                       4,185,000
                                                                                                                         -----------
                                                                                                                          25,898,500
====================================================================================================================================
Hotels--2.3%           BB       Ba2      6,500,000    HMH Properties, Inc., 8.45% due 12/01/2008                           5,752,500
====================================================================================================================================
Independent Power      BB       Ba1      1,500,000    ESI Tractebel Acquisition Corp., 7.99% due 12/30/2011                1,303,545
Producers--0.8%        BB       Ba3        500,000    Midland Funding II, 13.25% due 7/23/2006 (g)                           581,630
                                                                                                                         -----------
                                                                                                                           1,885,175
====================================================================================================================================
Industrial Services--  B        B3       3,750,000    Neff Corp., 10.25% due 6/01/2008                                     2,437,500
1.0%
====================================================================================================================================
Internet Transport--   B-       B3       4,000,000    PSINet Inc., 11% due 8/01/2009                                       3,600,000
1.4%
====================================================================================================================================
Metals & Mining--      B-       B3       3,750,000    Great Lakes Carbon Corp., 11.75% due 5/15/2008 (d)                   3,215,625
2.9%                   CCC+     B3       4,200,000    Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003               3,906,000
                                                                                                                         -----------
                                                                                                                           7,121,625
====================================================================================================================================
Packaging--1.0%        B        B3       2,500,000    Huntsman Packaging Corporation, 13% due 6/01/2010 (h)                2,456,250
====================================================================================================================================
Paper & Forest         CCC+     B3       3,250,000    APP China Group Ltd., 14% due 3/15/2010 (h)                          2,080,000
Products--5.5%         B        B2       2,400,000    Ainsworth Lumber Company, 12.50% due 7/15/2007 (d)                   2,466,000
                                                      Doman Industries Limited:
                       B        Caa1     4,000,000      8.75% due 3/15/2004                                                3,300,000
                       B+       B3       1,500,000      12% due 7/01/2004                                                  1,522,500
                       CCC+     Caa1     3,500,000    Repap New Brunswick, 10.625% due 4/15/2005                           3,115,000
                       CCC+     B3       1,500,000    Tjiwi Kimia International BV, 13.25% due 8/01/2001                   1,260,000
                                                                                                                         -----------
                                                                                                                          13,743,500
====================================================================================================================================
Product                CCC-     Ca       3,400,000    US Office Products Co., 9.75% due 6/15/2008                            442,000
Distribution--0.2%
====================================================================================================================================
Publishing &           B        B2       4,500,000    MDC Communications Corp., 10.50% due 12/01/2006                      4,185,000
Printing--2.0%         BB-      Ba3      1,000,000    Primedia, Inc., 7.625% due 4/01/2008                                   895,000
                                                                                                                         -----------
                                                                                                                           5,080,000
====================================================================================================================================
Real Estate--1.9%      BB-      Ba3      5,250,000    Forest City Enterprises Inc., 8.50% due 3/15/2008                    4,659,375
====================================================================================================================================
Specialty Retailing--  B        B2       3,750,000    Jo-Ann Stores Inc., 10.375% due 5/01/2007                            3,412,500
1.4%
====================================================================================================================================
Steel--1.6%            NR*      B2       2,250,000    CSN Iron SA, 9.125% due 6/01/2007 (h)                               1,687,500
                       CCC+     Caa2     3,250,000    Metal Management Inc., 10% due 5/15/2008                             2,145,000
                       CC       Caa3     1,750,000    Republic Technologies, 13.75% due 7/15/2009 (Convertible) (b)          188,125
                                                                                                                         -----------
                                                                                                                           4,020,625
====================================================================================================================================
Telephony--14.4%       B+       B2       3,500,000    Call-Net Enterprises, Inc., 9.27%** due 8/15/2007                    1,540,000
                       NR*      NR*      3,250,000    Comtel Brasileira Ltd., 10.75% due 9/26/2004 (h)                     2,957,500
                       B-       B3       2,750,000    Esprit Telecom Group PLC, 10.875% due 6/15/2008                      2,172,500
                       B-       B3       2,750,000    Fairpoint Communications, 12.50% due 5/01/2010                       2,763,750
                       BB-      Ba3      1,750,000    Flag Limited, 8.25% due 1/30/2008                                    1,505,000
                       B        B2       3,500,000    Flag Telecom Holding Ltd., 11.625% due 3/30/2010 (h)                 3,220,000
                       CCC+     Caa1     4,500,000    GT Group Telecom, 13.25%** due 2/01/2010 (h)                         2,340,000
                       NR*      NR*      5,250,000    Global Crossing Holding Limited, 9.50% due 11/15/2009                4,974,375
                       B        B3       7,500,000    Level 3 Communications Inc., 12.667%** due 3/15/2010 (h)             3,900,000
                                                      Nextlink Communications Inc.:
                       B        B2       3,750,000      12.50% due 4/15/2006                                               3,881,250
                       B        B2       1,500,000      9% due 3/15/2008                                                   1,335,000
                       B        B2       2,000,000      10.75% due 6/01/2009                                               1,915,000
                       B-       B3       3,500,000    Tele1 Europe BV, 13% due 5/15/2009                                   3,325,000
                                                                                                                         -----------
                                                                                                                          35,829,375
====================================================================================================================================


                                   6 & 7

                                   Corporate High Yield Fund, Inc., May 31, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                     S&P     Moody's      Face
INDUSTRIES          Rating   Rating      Amount                     Corporate Bonds                                         Value
====================================================================================================================================
Textiles--1.0%        B        B2      $3,000,000    Polymer Group Inc., 8.75% due 3/01/2008                            $  2,400,000
====================================================================================================================================
Transportation--      B-       B3       4,000,000    American Reefer Co. Ltd., 10.25% due 3/01/2008                        2,190,000
8.5%                  BB-      NR*      3,750,000    Autopistas del Sol SA, 10.25% due 8/01/2009 (h)                       2,737,500
                      BB-      Ba3      4,000,000    Eletson Holdings, Inc., 9.25% due 11/15/2003                          3,680,000
                      BB-      B1       3,750,000    Sea Containers Ltd., 12.50% due 12/01/2004                            2,700,000
                      BB       Ba2      1,500,000    Stena AB, 10.50% due 12/15/2005                                       1,398,750
                      B+       B2       3,000,000    TFM, SA de CV, 11.974%** due 6/15/2009                                1,890,000
                      BB-      Ba3      1,750,000    Transportacion Maritima Mexicana, SA de CV, 9.25% due 5/15/2003       1,417,500
                      B-       B2       4,250,000    Transtar Holdings LP, 13.375% due 12/15/2003                          4,292,500
                      NR*      NR*      1,548,185    Trism, Inc., 12% due 2/15/2005                                          967,616
                                                                                                                        ------------
                                                                                                                          21,273,866
====================================================================================================================================
Utilities--3.1%       BB       Ba3      2,750,000    Azurix Corporation, 10.375% due 2/15/2007 (h)                         2,557,500
                      BBB-     Ba2      5,028,810    Tucson Electric & Power Co., 10.211% due 1/01/2009 (f)(g)             5,151,614
                                                                                                                        ------------
                                                                                                                           7,709,114
====================================================================================================================================
Waste                 NR*      Ca       4,000,000    Mid-American Waste Systems, Inc., 12.25% due 2/15/2003 (c)              120,000
Management--0.0%
====================================================================================================================================
Wireless              CCC      Caa1     2,750,000    Airgate PCS Inc., 12.713%** due 10/01/2009                            1,553,750
Communications--                                     Nextel Communications, Inc.:
7.8%                  B        B1       2,250,000      9.505%** due 10/31/2007                                             1,608,750
                      B        B1       3,000,000      9.375% due 11/15/2009                                               2,820,000
                      D        Caa3     1,750,000    Paging Network, Inc., 10.125% due 8/01/2007 (c)                         560,000
                      B        B3       5,000,000    Pinnacle Holdings Inc., 11.675%** due 3/15/2008                       3,200,000
                      B-       B3       6,000,000    Spectrasite Holdings Inc., 12.875%** due 3/15/2010 (h)                3,060,000
                      B-       B2       3,500,000    VoiceStream Wireless, 10.375% due 11/15/2009                          3,587,500
                      B+       B1       3,000,000    Western Wireless Corp., 10.50% due 2/01/2007                          3,060,000
                                                                                                                        ------------
                                                                                                                          19,450,000
====================================================================================================================================
Wireless              NR*      NR*      3,000,000    Celcaribe SA, 14.50% due 3/15/2004                                    2,422,500
Communications--                                     ClearNet Communications:
International--9.6%   NR*      B3       2,000,000      12.473%** due 12/15/2005                                            2,040,000
                      NR*      B3       3,000,000      11.455%** due 5/01/2009                                             1,695,000
                      B        B3       6,208,000    Comunicacion Celular SA, 13.154%** due 3/01/2005 (h)                  3,848,960
                      CCC+     Caa1     2,900,000    Dolphin Telecom PLC, 20.499%** due 6/01/2008                            957,000
                      B-       Caa1     2,250,000    McCaw International Ltd., 12.011%** due 4/15/2007                     1,597,500
                      B-       Caa1     7,750,000    Millicom International Cellular, 14.147%** due 6/01/2006              6,587,500
                      CCC+     Caa1     7,500,000    Telesystem International Wireless Inc., 17.158%** due 6/30/2007       4,875,000
                                                                                                                        ------------
                                                                                                                          24,023,460
====================================================================================================================================
                                                     Total Investments in Corporate Bonds
                                                       (Cost--$369,445,574)--123.3%                                      307,212,299
====================================================================================================================================

                                          Shares
                                           Held                         Common Stocks
====================================================================================================================================
Energy--3.0%                              321,384    CHI Energy, Inc. (c)                                                  3,535,224
                                          182,867    Forcenergy Inc. (c)                                                   4,011,645
                                                                                                                        ------------
                                                                                                                           7,546,869
====================================================================================================================================
Entertainment--1.1%                       171,974    On Command Corporation (c)                                            2,773,081
====================================================================================================================================
Gaming--0.0%                               60,892    JCC Holding Company (Class A) (c)                                        49,475
====================================================================================================================================
Telephony--0.6%                            32,002    McLeodUSA Incorporated (Class A) (c)                                    640,036
                                           61,644    Tele1 Europe Holding AB (ADR) (c)(j)                                    708,906
                                                                                                                        ------------
                                                                                                                           1,348,942
====================================================================================================================================
Transportation--                          130,666    HMI (c)                                                                 751,330
0.3%                                       98,052    Trism, Inc. (c)                                                          51,477
                                                                                                                        ------------
                                                                                                                             802,807
====================================================================================================================================
                                                     Total Investments in Common Stocks
                                                      (Cost--$14,155,370)--5.0%                                           12,521,174
====================================================================================================================================

                                                                   Preferred Stocks & Warrants
====================================================================================================================================
Cable--0.0%                                 5,747    Wireless One Inc. (Warrants) (i)                                             57
====================================================================================================================================
Entertainment--0.1%                        61,014    On Command Corporation (Warrants) (i)                                   305,070
====================================================================================================================================
Steel--0.0%                                 1,750    Republic Technologies (Warrants) (i)                                         18
====================================================================================================================================
Supermarkets--0.0%                          3,745    Grand Union Co. (Warrants) (i)                                              468
====================================================================================================================================
Telephony--0.9%                             2,252    Intermedia Communications Inc. (Convertible) (d)                      2,094,360
====================================================================================================================================
Wireless                                    6,208    Comunicacion Celular SA (Warrants) (h)(i)                                62,080
Communications--
International--0.0%
====================================================================================================================================
                                                     Total Investments in Preferred Stocks & Warrants
                                                      (Cost--$3,091,451)--1.0                                              2,462,053
====================================================================================================================================


                                     8 & 9

                                   Corporate High Yield Fund, Inc., May 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                           Face
                          Amount                     Short-Term Securities                         Value
===========================================================================================================
Commercial              $  173,000   General Motors Acceptance Corp., 6.81% due 6/01/2000      $    173,000
Paper***--0.1%
===========================================================================================================
                                     Total Short-Term Investments (Cost--$173,000)--0.1%            173,000
===========================================================================================================
                                     Total Investments (Cost--$386,865,395)--129.4%             322,368,526

                                     Liabilities in Excess of Other Assets--(29.4%)             (73,280,475)
                                                                                               ------------
                                     Net Assets--100.0%                                        $249,088,051
                                                                                               ============
===========================================================================================================

*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a)   Each $1,000 face amount contains one warrant of Australis Media Ltd.
(b)   Each $1,000 face amount contains one warrant of Republic Technologies.
(c)   Non-income producing security.
(d) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(e) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.
(f) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $7,602,000, representing 3.1% of net assets.
(g)   Subject to principal paydowns.
(h) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(i) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(j)   American Depositary Receipts.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

      --------------------------------------------------------------------------
                                          Acquisition
      Issue                                  Date(s)       Cost          Value
      --------------------------------------------------------------------------

      Jostens Inc., 12.75% due 5/01/2010   5/05/2000    $ 2,398,858  $ 2,450,000
      Tucson Electric & Power Co.,
        10.211% due 1/01/2009              6/25/1993-
                                           7/28/1993      4,725,128    5,151,614
      --------------------------------------------------------------------------
      Total                                             $ 7,123,986  $ 7,601,614
                                                        ===========  ===========
      --------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of May 31, 2000
=================================================================================================================================
Assets:        Investments, at value (identified cost--$386,865,395) ..............................                  $322,368,526
               Cash ...............................................................................                         1,147
               Receivables:
                  Interest ........................................................................   $ 7,925,763
                  Securities sold .................................................................     1,668,786       9,594,549
                                                                                                      -----------
               Prepaid expenses and other assets ..................................................                        94,307
                                                                                                                     ------------
               Total assets .......................................................................                   332,058,529
                                                                                                                     ------------
=================================================================================================================================
Liabilities:   Loans ..............................................................................                    81,300,000
               Payables:
                  Dividends to shareholders .......................................................       494,343
                  Interest on loans ...............................................................       464,497
                  Investment adviser ..............................................................       109,383
                  Securities purchased ............................................................        38,713
                  Commitment fees .................................................................        11,704       1,118,640
                                                                                                      -----------
               Accrued expenses and other liabilities .............................................                       551,838
                                                                                                                     ------------
               Total liabilities ..................................................................                    82,970,478
                                                                                                                     ------------
=================================================================================================================================
Net Assets:    Net assets .........................................................................                  $249,088,051
                                                                                                                     ============
=================================================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000 shares authorized ........................                  $  2,406,221
               Paid-in capital in excess of par ...................................................                   335,311,297
               Undistributed investment income--net ...............................................                     3,479,013
               Accumulated realized capital losses on investments--net ............................                   (24,902,607)
               Accumulated distributions in excess of realized capital gains on investments--net ..                    (2,709,004)
               Unrealized depreciation on investments--net ........................................                   (64,496,869)
                                                                                                                     ------------
               Total--Equivalent to $10.35 per share based on 24,062,214 shares of
                 capital stock outstanding (market price $9.25) ...................................                  $249,088,051
                                                                                                                     ============
=================================================================================================================================

               See Notes to Financial Statements.


                                    10 & 11

                                   Corporate High Yield Fund, Inc., May 31, 2000

STATEMENT OF OPERATIONS

                       For the Year Ended May 31, 2000
=================================================================================================================================
Investment Income:     Interest and discount earned .............................................                    $ 38,574,006
                       Dividends ................................................................                         394,228
                       Other ....................................................................                         164,764
                                                                                                                     ------------
                       Total income .............................................................                      39,132,998
                                                                                                                     ------------
=================================================================================================================================
Expenses:              Loan interest expense ....................................................     $ 5,424,308
                       Investment advisory fees .................................................       1,814,560
                       Borrowing costs ..........................................................         294,312
                       Professional fees ........................................................          76,373
                       Transfer agent fees ......................................................          72,460
                       Accounting services ......................................................          63,905
                       Printing and shareholder reports .........................................          46,655
                       Directors' fees and expenses .............................................          40,640
                       Listing fees .............................................................          24,260
                       Custodian fees ...........................................................          22,621
                       Pricing services .........................................................          10,788
                       Other ....................................................................          32,487
                                                                                                      -----------
                       Total expenses ...........................................................                       7,923,369
                                                                                                                     ------------
                       Investment income--net ...................................................                      31,209,629
                                                                                                                     ------------
=================================================================================================================================
Realized &             Realized loss on investments--net ........................................                     (12,132,813)
Unrealized Loss on     Change in unrealized depreciation on investments--net ....................                     (29,727,024)
Investments--Net:                                                                                                    ------------
                       Net Decrease in Net Assets Resulting from Operations .....................                    $(10,650,208)
                                                                                                                     ============
=================================================================================================================================

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Year Ended May 31,
                                                                                                    -----------------------------
                       Increase (Decrease) in Net Assets:                                                2000            1999
=================================================================================================================================
Operations:            Investment income--net ...................................................   $  31,209,629   $  33,440,854
                       Realized loss on investments--net ........................................     (12,132,813)    (14,532,211)
                       Change in unrealized depreciation on investments--net ....................     (29,727,024)    (25,800,296)
                                                                                                    -------------   -------------
                       Net decrease in net assets resulting from operations .....................    (10,650,208)     (6,891,653)
                                                                                                    -------------   -------------
=================================================================================================================================
Dividends &            Investment income--net ...................................................     (31,792,010)    (33,542,325)
Distributions to       In excess of realized gain on investments--net ...........................              --      (2,709,004)
Shareholders:                                                                                       -------------   -------------
                       Net decrease in net assets resulting from dividends and distributions
                         to shareholders ........................................................     (31,792,010)    (36,251,329)
                                                                                                    -------------   -------------
=================================================================================================================================
Capital Stock          Value of shares issued to Common Stock shareholders in reinvestment
Transactions:            of dividends and distributions .........................................       1,263,270       6,481,447
                                                                                                    -------------   -------------
=================================================================================================================================
Net Assets:            Total decrease in net assets .............................................     (41,178,948)    (36,661,535)
                       Beginning of year ........................................................     290,266,999     326,928,534
                                                                                                    -------------   -------------
                       End of year* .............................................................   $ 249,088,051   $ 290,266,999
                                                                                                    =============   =============
=================================================================================================================================
                      *Undistributed investment income--net .....................................   $   3,479,013   $   3,989,318
                                                                                                    =============   =============
=================================================================================================================================

                       See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                       For the Year Ended May 31, 2000
=================================================================================================================================
Cash Provided by       Net decrease in net assets resulting from operations .....................                   $ (10,650,208)
Operating Activities:  Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                          Decrease in receivables ...............................................                         662,164
                          Decrease in other assets ..............................................                         251,247
                          Decrease in other liabilities .........................................                      (1,455,617)
                          Realized and unrealized loss on investments--net ......................                      41,859,837
                          Amortization of discount ..............................................                      (6,782,841)
                                                                                                                    -------------
                       Net cash provided by operating activities ................................                      23,884,582
                                                                                                                    -------------
=================================================================================================================================
Cash Provided by       Proceeds from sales of long-term investments .............................                     200,254,699
Investing Activities:  Purchases of long-term investments .......................................                    (186,894,272)
                       Purchases of short-term investments ......................................                     (66,510,465)
                       Proceeds from sales and maturities of short-term investments .............                      66,601,000
                                                                                                                    -------------
                       Net cash provided by investing activities ................................                      13,450,962
                                                                                                                    -------------
=================================================================================================================================
Cash Used for          Cash receipts from borrowings ............................................                     156,350,000
Financing Activities:  Cash payments on borrowings ..............................................                    (163,650,000)
                       Dividend paid to shareholders ............................................                     (30,034,397)
                                                                                                                    -------------
                       Net cash used for financing activities ...................................                     (37,334,397)
                                                                                                                    -------------
=================================================================================================================================
Cash:                  Net increase in cash .....................................................                           1,147
                       Cash at beginning of year ................................................                              --
                                                                                                                    -------------
                       Cash at end of year ......................................................                   $       1,147
                                                                                                                    =============
=================================================================================================================================
Cash Flow              Cash paid for interest ...................................................                   $   5,378,251
Information:                                                                                                        =============
=================================================================================================================================
Non-Cash Financing     Reinvestment of dividends paid to shareholders ...........................                   $   1,263,270
Activities:                                                                                                         =============
=================================================================================================================================

                       See Notes to Financial Statements.


                                    12 & 13

                                   Corporate High Yield Fund, Inc., May 31, 2000

FINANCIAL HIGHLIGHTS

              The following per share data and ratios have
              been derived from information provided in the
              financial statements.                                                        For the Year Ended May 31,+
                                                                             ------------------------------------------------------
              Increase (Decrease) in Net Asset Value:                          2000        1999        1998       1997       1996
===================================================================================================================================
Per Share     Net asset value, beginning of year ..........................  $  12.12    $  13.95    $  13.74   $  13.68   $  13.35
Operating                                                                    --------    --------    --------   --------   --------
Performance:  Investment income--net ......................................      1.30        1.41        1.42       1.44       1.46
              Realized and unrealized gain (loss) on investments--net .....     (1.75)      (1.71)        .25        .08        .33
                                                                             --------    --------    --------   --------   --------
              Total from investment operations ............................      (.45)       (.30)       1.67       1.52       1.79
                                                                             --------    --------    --------   --------   --------
              Less dividends and distributions:
                Investment income--net ....................................     (1.32)      (1.42)      (1.46)     (1.46)     (1.46)
                In excess of realized gain on investments--net ............        --        (.11)         --         --         --
                                                                             --------    --------    --------   --------   --------
              Total dividends and distributions ...........................     (1.32)      (1.53)      (1.46)     (1.46)     (1.46)
                                                                             --------    --------    --------   --------   --------
              Net asset value, end of year ................................  $  10.35    $  12.12    $  13.95   $  13.74   $  13.68
                                                                             ========    ========    ========   ========   ========
              Market price per share, end of year .........................  $   9.25    $12.1875    $14.1875   $ 14.125   $ 13.375
                                                                             ========    ========    ========   ========   ========
===================================================================================================================================
Total         Based on market price per share .............................    (13.82%)     (2.82%)     11.33%     17.44%      9.35%
Investment                                                                   ========    ========    ========   ========   ========
Return:*      Based on net asset value per share ..........................     (3.04%)     (1.71%)     12.53%     11.69%     14.15%
                                                                             ========    ========    ========   ========   ========
===================================================================================================================================
Ratios to     Expenses, excluding interest expense ........................       .91%        .88%        .64%       .66%       .70%
Average                                                                      ========    ========    ========   ========   ========
Net Assets:   Expenses ....................................................      2.88%       2.65%       1.45%      1.27%      1.62%
                                                                             ========    ========    ========   ========   ========
              Investment income--net ......................................     11.34%      11.22%       8.71%      9.43%      9.20%
                                                                             ========    ========    ========   ========   ========
===================================================================================================================================
Leverage:     Amount of borrowings outstanding, end of year (in thousands)   $ 81,300    $ 88,600    $ 70,300   $ 28,000   $ 54,000
                                                                             ========    ========    ========   ========   ========
              Average amount of borrowings outstanding during the
                year (in thousands) .......................................  $ 89,162    $ 93,258    $ 52,080   $ 36,667   $ 49,424
                                                                             ========    ========    ========   ========   ========
              Average amount of borrowings outstanding per share
                during the year ...........................................  $   3.71    $   3.93    $   2.26   $   1.64   $   2.27
                                                                             ========    ========    ========   ========   ========
===================================================================================================================================
Supplemental  Net assets, end of year (in thousands) ......................  $249,088    $290,267    $326,929   $312,909   $300,904
Date:                                                                        ========    ========    ========   ========   ========
              Portfolio turnover ..........................................     51.50%      48.80%      55.42%     52.91%     65.68%
                                                                             ========    ========    ========   ========   ========
===================================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

                  See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol COY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets including futures contracts and related options are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


                                     14 & 15

                                   Corporate High Yield Fund, Inc., May 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to post-October losses.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $72,076 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

For the year ended May 31, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $2,329 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2000 were $182,667,205 and $200,024,527, respectively.

Net realized losses for the year ended May 31, 2000 and net unrealized losses as of May 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                                 Losses               Losses
--------------------------------------------------------------------------------
Long-term investments ..............         $(12,132,813)         $(64,496,869)
                                             ------------          ------------
Total ..............................         $(12,132,813)         $(64,496,869)
                                             ============          ============
--------------------------------------------------------------------------------

As of May 31, 2000, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $65,673,606, of which $7,094,125 related to appreciated securities and $72,767,731 related to depreciated securities. The aggregate cost of investments at May 31, 2000 for Federal income tax purposes was $388,042,132.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended May 31, 2000 and May 31, 1999 increased by 106,248 and 517,151, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On August 10, 1999, the Fund extended its one-year credit agreement with State Street Bank and Trust Company, Fleet National Bank and certain other institutions party thereto. The agreement is for a $150,000,000 credit facility bearing interest at the Federal Funds rate plus .50% and/or LIBOR plus .50%. For the year ended May 31, 2000, the average amount borrowed was approximately $89,162,000 and the daily weighted average interest rate was 6.07%. For the year ended May 31, 2000, facility and commitment fees aggregated approximately $294,000.

6. Capital Loss Carryforward:

At May 31, 2000, the Fund had a net capital loss carryforward of approximately $15,171,000, of which $8,611,000 expires in 2007 and $6,560,000 expires in 2008.
This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On June 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.110363 per share, payable on June 30, 2000 to shareholders of record as of June 19, 2000.


                                    16 & 17

                                   Corporate High Yield Fund, Inc., May 31, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Corporate High Yield Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund, Inc. as of May 31, 2000, the related statements of operations and cash flows for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate High Yield Fund, Inc. as of May 31, 2000, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 10, 2000

PORTFOLIO INFORMATION (unaudited)

                                                                                                                        Percent of
                             As of May 31, 2000                                                              Long-Term Investments
==================================================================================================================================
Ten Largest Holdings         Nextlink Communications          Nextlink provides local, long distance and enhanced telephone
                             Inc.                             communications services to commercial customers. The company operates over 23 facilities-based networks throughout the
                                                              United States.                                                   2.2%
                             -----------------------------------------------------------------------------------------------------
                             Millicom International           Millicom International develops and operates cellular
                             Cellular                         telephone systems worldwide. The company has interest in 33 cellular systems in 20 countries, primarily in emerging
                                                              markets in Asia, Latin America, Europe and Africa.               2.0
                             -----------------------------------------------------------------------------------------------------
                             Nextel Communications, Inc.      Nextel offers digital and analog wireless communications
                                                              services throughout the United States. The company's digital service covers nearly one-half of the total US population and, once completed, will enable Nextel to offer nationwide digital wireless service. Our holdings include bonds of 100%-owned
                                                              McCaw International.                                             1.9
                             -----------------------------------------------------------------------------------------------------
                             HMH Properties, Inc.             HMH, a wholly-owned subsidiary of Host Marriott Corporation, owns or holds controlling interests in 69 full-service lodging properties. The properties are generally operated under the
                                                              Marriott and Ritz-Carlton brand names. Host Marriott manages most of the properties for fees based on revenues or operating
                                                              profit.                                                          1.8
                             -----------------------------------------------------------------------------------------------------
                             Lyondell Chemical Company        Lyondell is a global commodity chemical company. The company is the world's largest producer of propylene oxide and
                                                              produces a variety of derivative chemicals based on propylene oxide. Styrene monomer and tertiary butyl alcohol are also important products. Lyondell's chemicals have such end uses as flexible foam for automotive seating and furniture, antifreeze and coolants, personal care products, coatings, adhesives,
                                                              sealants, resins and solvents.                                   1.7
                             -----------------------------------------------------------------------------------------------------
                             RBF Finance Company              R&B Falcon (the parent company of RBF Finance) owns and
                                                              operates the world's largest fleet of marine drilling rigs.
                                                              The company operates in most of the world's major offshore hydrocarbon- producing regions and in all water depths. The
                                                              RBF notes are guaranteed by R&B Falcon, as well as secured by first-priority liens on certain new rigs and related long-term
                                                              contracts.                                                       1.7
                             -----------------------------------------------------------------------------------------------------
                             Tucson Electric & Power Co.      This electric utility serves Tucson, Arizona, and surrounding areas. Our bonds are secured lease obligation bonds on the
                                                              company's Springerville coal-fired power generation plant.       1.6
                             -----------------------------------------------------------------------------------------------------
                             Global Crossing                  This provider of global telecommunications service has a
                             Holding Limited                  global network that is based on Internet protocol and focused on data transport. The network includes both undersea and
                                                              land-based digital fiber optic cable systems. Global Crossing operates as a carrier's carrier, offering its services to
                                                              licensed providers of international telecommunications
                                                              service.                                                         1.5
                             -----------------------------------------------------------------------------------------------------
                             Telesystem International         The company is a global wireless telecommunications company,
                             Wireless Inc.                    which develops, acquires, owns and operates wireless
                                                              communications companies in developing markets throughout the world. Operations are in Romania, Brazil, India and China. The
                                                              company also offers specialized mobile radio and paging
                                                              services.                                                        1.5
                             -----------------------------------------------------------------------------------------------------
                             Doman Industries Limited         Doman is an integrated Canadian producer of lumber and pulp.
                                                              The company grows and harvests timber and sells lumber,
                                                              including remanufactured value-added lumber. Doman produces both dissolving sulphite pulp and NBSK pulp. Based in British
                                                              Columbia, Doman exports a significant amount of its output.      1.5

Portfolio Profile

The quality ratings* of securities in the Fund as of May 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                  Long-Term Investments
--------------------------------------------------------------------------------
BBB/Baa .........................................................           3.3%
BB/Ba ...........................................................          26.2
B/B .............................................................          60.2
CCC/Caa or Lower ................................................           5.6
NR (Not Rated) ..................................................           4.7
--------------------------------------------------------------------------------
* In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

--------------------------------------------------------------------------------
                                                                      Percent of
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings ..........................................          33.6%
Emerging Market Holdings ........................................          12.3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Portfolio Maturity                                             6.3 Years
--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada ..........................................................           9.5%
United Kingdom ..................................................           4.7
Brazil ..........................................................           2.5
Argentina .......................................................           2.3
Netherlands .....................................................           2.1
--------------------------------------------------------------------------------
*  All holdings are denominated in US dollars.

--------------------------------------------------------------------------------
                                                                      Percent of
Top Five Industries                                                 Total Assets
--------------------------------------------------------------------------------
Telephony .......................................................          11.8%
Health Services .................................................           7.8
Wireless Communications--International ..........................           7.3
Transportation ..................................................           6.6
Chemicals .......................................................           6.1
--------------------------------------------------------------------------------


                                    18 & 19

Corporate High Yield Fund, Inc. seeks to provide shareholders with as high a level of current income as is consistent with reasonable risk, as determined by the Fund's investment adviser, by investing principally in fixed-income securities that are rated in the lower rating categories of the established rating services (Baa or Lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16718--5/00

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